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                                                                    Exhibit 10.5

                         PLAN AND AGREEMENT OF MERGER
                                    BETWEEN
                      OPPORTUNITY ACQUISITION CORPORATION
                                      AND
                         HOUSTON AMERICAN ENERGY CORP.

     Opportunity Acquisition Corporation, a Texas corporation ("OAC"), and Houston American Energy Corp., a Delaware corporation ("HAEC"), hereby agree as follows:

     1.   Plan Adopted. A plan of merger merging OAC with and into HAEC (this
          ------------
"Plan of Merger"), pursuant to the provisions of Section 252 of the Delaware General Corporation Law (the "DGCL"), Article 5.01 of the Texas Business Corporation Act (the "TBCA") and Section 368(a)(1)(A) of the Internal Revenue Code, is adopted as follows:

          (a) OAC shall be merged with and into HAEC, to exist and be governed by the laws of the State of Delaware.

          (b) The name of the Surviving Corporation shall be Houston American Energy Corp. (the "Surviving Corporation").

          (c) When this Plan of Merger shall become effective, the separate existence of OAC shall cease and the Surviving Corporation shall succeed, without other transfer, to all the rights and properties of OAC and shall be subject to all the debts and liabilities of such corporation in the same manner as if the Surviving Corporation had itself incurred them. All rights of creditors and all liens upon the property of each constituent entity shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the merger (the "Merger").

          (d) The Surviving Corporation will be responsible for the payment of all fees and franchise taxes of the constituent entities payable to the State of Delaware and the State of Texas, if any.

          (e) The Surviving Corporation will carry on business with the assets of OAC, as well as with the assets of HAEC.

          (f) The Surviving Corporation will be responsible for the payment of the fair value of shares, if any, required under Article 5.12 of the TBCA or
Section 262 of the DGCL.

          (g) The shareholders of OAC will surrender all of their shares in the manner hereinafter set forth.

          (g) In exchange for the shares of OAC surrendered by its shareholders, the Surviving Corporation will issue and transfer to such shareholders on the basis hereinafter set forth, shares of its common stock.

          (h) The stockholders of HAEC will retain their shares of the Surviving Corporation.

     2.   Effective Date. The effective date of the Merger (the "Effective
          --------------
          Date") shall be April ___, 2001.


     3.   Submission to Shareholders and Stockholders. This Plan of Merger shall
          -------------------------------------------
be submitted for approval separately to the shareholders of OAC and to the stockholders of HAEC in the manner provided by the laws of the State of Texas and the State of Delaware.

     4.   Manner of Exchange. On the Effective Date of the Merger, the
          ------------------
shareholders of OAC shall surrender their stock certificates to HAEC in exchange for shares of the Surviving Corporation to which they are entitled.

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     5.   Basis of Exchange. The holders of shares of the common stock, no par
          -----------------
value per share, of OAC shall be entitled to receive one (1) share of the common stock of the Surviving Corporation, par value $0.001 per share, for each such share of OAC common stock so surrendered.

     6.   Shares of the Surviving Corporation. The presently outstanding
          -----------------------------------
1,000,000 shares of the common stock of HAEC shall remain outstanding as common stock of the Surviving Corporation.

     7.   Directors and Officers.
          ----------------------

          (a) The present Board of Directors of HAEC shall continue to serve as the Board of Directors of the Surviving Corporation until the next annual meeting or until such time as their successors have been elected and qualified.

          (b) If a vacancy shall exist on the Board of Directors of the Surviving Corporation on the Effective Date of the Merger, such vacancy may be filled by the Board of Directors as provided in the Bylaws of the Surviving Corporation.

          (c) All persons who, on the Effective Date of the Merger, are executive or administrative officers of HAEC shall remain as officers of the Surviving Corporation until the Board of Directors of the Surviving Corporation shall otherwise determine. The Board of Directors of the Surviving Corporation may elect or appoint such additional officers as it may determine.

     8.   Certificate of Incorporation. The Certificate of Incorporation of
          ----------------------------
HAEC, attached hereto as Exhibit A and incorporated herein for all purposes, existing on the Effective Date of the Merger shall continue in full force as the Certificate of Incorporation of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

     9.   Bylaws. The Bylaws of HAEC, attached hereto as Exhibit B and
          ------
incorporated herein for all purposes, existing on the Effective Date of the Merger shall continue in full force as the Bylaws of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

     10.  Copies of the Plan of Merger. A copy of this Plan of Merger is on file
          ----------------------------
at 801 Travis Street, Suite 1425, Houston, Texas 77002, which is the principal office of both of the constituent entities. A copy of this Plan of Merger will be furnished to any member or shareholder of a constituent entity, on written request and without cost.

     11.  Legal Construction. In case any one or more of the provisions
          ------------------
contained in this Plan of Merger shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof, and this Plan of Merger shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

     12.  Benefit. All the terms and provisions of this Plan of Merger shall be
          -------
binding upon and inure to the benefit of and be enforceable by the parties hereto, and their successors and permitted assigns.

     13.  Law Governing. This Plan of Merger shall be construed and governed by
          -------------
the laws of the State of Delaware, and all obligations hereunder shall be deemed performable in Harris County, Texas.

     14.  Perfection of Title. The parties hereto shall do all other acts and
          -------------------
things that may be reasonably necessary or proper, fully or more fully, to evidence, complete or perfect this Plan of Merger, and to carry out the intent of this Plan of Merger.

     15.  Cumulative Rights. The rights and remedies of any party under this
          -----------------
Plan of Merger and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

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     16.  Waiver. No course of dealing on the part of any party hereto or its
          ------
agents, nor any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Plan of Merger or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     17.  Construction. Whenever used herein, the singular number shall include
          ------------
the plural, the plural number shall include the singular, and the masculine gender shall include the feminine.

     18.  Multiple Counterparts. This Plan of Merger may be executed in one or
          ---------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Plan of Merger on April 11, 2001.

                                      OPPORTUNITY ACQUISITION CORPORATION



                                      By /s/ John F. Terwilliger
                                        ----------------------------------------
                                         John F. Terwilliger, President


                                      HOUSTON AMERICAN ENERGY CORP.



                                      By /s/ John F. Terwilliger
                                        ----------------------------------------
                                         John F. Terwilliger, President

Attachments:
-----------
Exhibit A - Certificate of Incorporation of Houston American Energy Corp. Exhibit B - Bylaws of Houston American Energy Corp.

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                                   EXHIBIT A
                        CERTIFICATE OF INCORPORATION OF
                         HOUSTON AMERICAN ENERGY CORP.
                    (included as Exhibit A to Exhibit 2.1)
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                                   EXHIBIT B
                    BYLAWS OF HOUSTON AMERICAN ENERGY CORP.
                    (included as Exhibit B to Exhibit 2.1)